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                                                                   Exhibit 32.2

                                 CERTIFICATION
                       Pursuant To 18 U.S.C. Section 1350
      as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002


In connection with the Annual Report on Form 10-K of NEWPARK RESOURCES, INC., a Delaware corporation ("Newpark"), for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Matthew W. Hardey, Vice President-Finance and Chief Financial Officer of Newpark, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Newpark.



                                              /s/ Matthew W. Hardey
                                              --------------------------
                                              Matthew W. Hardey
                                              Vice President-Finance and
                                              Chief Financial Officer

                                              March 15, 2005